EXHIBIT 1

                             JOINT FILING AGREEMENT

        JOINT FILING AGREEMENT (this "Agreement"), dated as of November 21, 2001, among TPG Wafer Holdings LLC, TPG Wafer Partners LLC and TCW/Crescent Mezzanine III, LLC, each a Delaware limited liability company, Green Equity Investors III, L.P., Green Equity Investors Side III, L.P. and TCW/Crescent Mezzanine III, L.P., each a Delaware limited partnership, TCW/Crescent Mezzanine Trust III, a Delaware trust, The TCW Group, Inc., a Nevada corporation, and TCW Asset Management Company, a California corporation, TPG Advisors III, Inc., T3 Advisors, Inc. and T3 Advisors II, Inc., each a Delaware corporation (collectively, the "Joint Filers").

                               W I T N E S S E T H

        WHEREAS, as of the date hereof, each of the Joint Filers is filing a
Schedule 13D under the Securities Exchange Act of 1934 (the "Exchange Act") with respect to securities of MEMC Electronic Materials, Inc. (the "Schedule 13D");

        WHEREAS, each of the Joint Filers is individually eligible to file the
Schedule 13D;

        WHEREAS, each of the Joint Filers wishes to file the Schedule 13D and any amendments thereto jointly and on behalf of each of the Joint Filers, pursuant to Rule 13d-1(k)(1) under the Exchange Act;

        NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the parties hereto agree as follows:

        1. The Joint Filers hereby agree that the Schedule 13D is, and any amendments thereto will be, filed on behalf of each of the Joint Filers pursuant to Rule 13d-1(k)(1)(iii) under the Exchange Act.

        2. Each of the Joint Filers hereby acknowledges that, pursuant to Rule 13d-1(k)(1)(i) under the Exchange Act, it is responsible for the timely filing of the Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning it contained therein, and is not responsible for the completeness and accuracy of the information concerning any of the other parties contained therein, unless it knows or has reason to know that such information is inaccurate.

        3. Each of the Joint Filers hereby agrees that this Agreement shall be filed as an exhibit to the Schedule 13D, pursuant to Rule 13d-1(k)(1)(iii) under the Exchange Act.

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        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed individually or by their respective directors hereunto duly authorized as of the day and year first above written.


                          TPG WAFER HOLDINGS LLC


                          By: /s/ Richard A. Ekleberry
                             -------------------------
                          Name:  Richard A. Ekleberry
                          Title: Vice President

                          TPG WAFER PARTNERS LLC

                          By: /s/ Richard A. Ekleberry
                             -------------------------
                          Name:  Richard A. Ekleberry
                          Title: Vice President

                          GREEN EQUITY INVESTORS III, L.P.

                          By:   GEI Capital III, LLC, its General Partner


                          By: /s/ John Danhakl
                          ----------------------------
                          Name:  John Danhakl
                          Title: Manager


                          GREEN EQUITY INVESTORS SIDE III, L.P.

                          By: GEI Capital III, LLC, its General Partner


                          By: /s/ John Danhakl
                          ----------------------------
                          Name:  John Danhakl
                          Title: Manager

                          GEI CAPITAL III, L.L.C.

                          By: /s/ John Danhakl
                          ----------------------------
                          Name:  John Danhakl
                          Title: Manager



                          LGP MANAGEMENT, INC.


                          By: /s/ John Danhakl
                          ----------------------------
                          Name:  John Danhakl
                          Title: Vice President



                          LEONARD GREEN & PARTNERS, L.P.

                          By: LGP Management, Inc., its General Partner



                          By: /s/ John Danhakl
                          ----------------------------
                          Name:  John Danhakl
                          Title: Vice President

                          TCW/CRESCENT MEZZANINE PARTNERS III, L.P.


                          By: TCW/Crescent Mezzanine III, LLC,
                              its general partner


                          By: TCW Asset Management Company, its sole member


                          By:  /s/ Linda D. Barker
                             -------------------------
                          Name:  Linda D. Barker
                          Title: Authorized Signatory


                          TCW/CRESCENT MEZZANINE TRUST III


                          By: TCW/Crescent Mezzanine III, LLC,
                              its managing owner


                          By: TCW Asset Management Company, its sole member


                          By:  /s/ Linda D. Barker
                             -------------------------
                          Name:  Linda D. Barker
                          Title: Authorized Signatory


                          THE TCW GROUP, INC.


                          By:  /s/ Linda D. Barker
                             -------------------------
                          Name:  Linda D. Barker
                          Title: Authorized Signatory


                          TCW ASSET MANAGEMENT COMPANY


                          By:  /s/ Linda D. Barker
                             -------------------------
                          Name:  Linda D. Barker
                          Title: Authorized Signatory

                          TCW/CRESCENT MEZZANINE III, LLC


                          By: TCW Asset Management Company, its sole member


                          By:  /s/ Linda D. Barker
                             -------------------------
                          Name:  Linda D. Barker
                          Title: Authorized Signatory

                          TPG ADVISORS III, INC.


                          By: /s/ Richard A. Ekleberry
                             -------------------------
                          Name:  Richard A. Ekleberry
                          Title: Vice President

                          T3 ADVISORS, INC.


                          By: /s/ Richard A. Ekleberry
                             -------------------------
                          Name:  Richard A. Ekleberry
                          Title: Vice President

                          T3 ADVISORS II, INC.


                          By: /s/ Richard A. Ekleberry
                             -------------------------
                          Name:  Richard A. Ekleberry
                          Title: Vice President